                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3105
                                                      --------

                      Oppenheimer Capital Appreciation Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                       Date of reporting period: 5/31/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                    Shares         Value
                                                 ------------  -------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--16.2%
AUTO COMPONENTS--1.0%
Johnson Controls, Inc.                              1,489,492  $  44,893,289
HOTELS, RESTAURANTS & LEISURE--3.3%
McDonald's Corp.                                    1,155,860    103,264,532
Yum! Brands, Inc.                                     710,130     49,964,747
                                                               -------------
                                                                 153,229,279
INTERNET & CATALOG RETAIL--1.6%
Amazon.com, Inc.(1)                                   347,980     74,088,422
MEDIA--1.8%
Walt Disney Co. (The)                               1,826,734     83,500,011
SPECIALTY RETAIL--4.6%
Bed Bath & Beyond, Inc.(1)                            283,259     20,465,460
O'Reilly Automotive, Inc.(1)                          872,273     83,555,031
Tiffany & Co.                                         680,159     37,674,007
TJX Cos., Inc. (The)                                1,686,102     71,591,891
                                                               -------------
                                                                 213,286,389
TEXTILES, APPAREL & LUXURY GOODS--3.9%
Coach, Inc.                                           929,520     62,696,124
Nike, Inc., Cl. B                                     694,253     75,104,290
Ralph Lauren Corp.                                    274,657     40,868,962
                                                               -------------
                                                                 178,669,376
CONSUMER STAPLES--12.1%
BEVERAGES--4.2%
Brown-Forman Corp., Cl. B                             593,769     51,764,781
Coca-Cola Co. (The)                                 1,076,353     80,435,860
SABMiller plc                                       1,669,240     61,813,837
                                                               -------------
                                                                 194,014,478
FOOD & STAPLES RETAILING--2.0%
Costco Wholesale Corp.                              1,053,875     91,044,261
FOOD PRODUCTS--2.4%
Mead Johnson Nutrition Co., Cl. A                     592,770     47,860,250
Nestle SA                                           1,141,216     64,676,935
                                                               -------------
                                                                 112,537,185

HOUSEHOLD PRODUCTS--1.4%
Colgate-Palmolive Co.                                 660,750     64,951,725
PERSONAL PRODUCTS--1.0%
Estee Lauder Cos., Inc. (The), Cl. A                  869,930     47,106,710
TOBACCO--1.1%
Philip Morris International, Inc.                     586,870     49,596,384
ENERGY--9.8%
ENERGY EQUIPMENT & SERVICES--4.7%
Cameron International Corp.(1)                      1,035,680     47,320,219
Ensco plc, Cl. A                                      880,060     39,523,495
National Oilwell Varco, Inc.                          811,500     54,167,625
Schlumberger Ltd.                                   1,162,746     73,543,685
                                                               -------------
                                                                 214,555,024

                    1 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                    Shares         Value
                                                 ------------  -------------
COMMON STOCKS CONTINUED
OIL, GAS & CONSUMABLE FUELS--5.1%
Apache Corp.                                          229,930  $  18,711,703
Chevron Corp.                                         693,690     68,196,664
ConocoPhillips                                        570,875     29,776,840
Noble Energy, Inc.                                    497,090     41,984,221
Occidental Petroleum Corp.                            885,556     70,198,024
Phillips 66(1)                                        287,232      8,625,577
                                                               -------------
                                                                 237,493,029
FINANCIALS--1.8%
COMMERCIAL BANKS--0.7%
Standard Chartered plc                              1,517,745     30,780,004
CONSUMER FINANCE--1.1%
American Express Co.                                  928,193     51,821,015
HEALTH CARE--12.2%
BIOTECHNOLOGY--2.5%
Alexion Pharmaceuticals, Inc.(1)                      332,410     30,106,374
Vertex Pharmaceuticals, Inc.(1)                     1,400,960     84,113,638
                                                               -------------
                                                                 114,220,012
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Baxter International, Inc.                          1,159,182     58,677,793
HEALTH CARE TECHNOLOGY--0.6%
Cerner Corp.(1)                                       331,790     25,866,348
LIFE SCIENCES TOOLS & SERVICES--0.8%
Mettler-Toledo International, Inc.(1)                 233,416     36,440,906
PHARMACEUTICALS--7.0%
Allergan, Inc.                                      1,021,020     92,147,055
Bristol-Myers Squibb Co.                            2,169,743     72,339,232
Novo Nordisk AS, Cl. B                                544,281     72,409,588
Perrigo Co.                                           339,580     35,278,966
Roche Holding AG                                      338,260     53,041,804
                                                               -------------
                                                                 325,216,645
INDUSTRIALS--13.9%
AEROSPACE & DEFENSE--3.2%
Precision Castparts Corp.                             374,720     62,282,211
TransDigm Group, Inc.(1)                              211,330     25,993,590
United Technologies Corp.                             800,884     59,353,513
                                                               -------------
                                                                 147,629,314
AIR FREIGHT & LOGISTICS--1.3%
United Parcel Service, Inc., Cl. B                    810,232     60,718,786
INDUSTRIAL CONGLOMERATES--1.6%
Danaher Corp.                                       1,402,404     72,882,936
MACHINERY--5.4%
Caterpillar, Inc.                                     635,586     55,690,045
Cummins, Inc.                                         385,090     37,334,476
Deere & Co.                                           599,214     44,263,938
Joy Global, Inc.                                      765,366     42,753,345
Parker-Hannifin Corp.                                 852,951     69,720,215
                                                               -------------
                                                                 249,762,019

                    2 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                    Shares          Value
                                                 ------------  --------------
COMMON STOCKS CONTINUED
ROAD & RAIL--2.4%
Hunt (J.B.) Transport Services, Inc.                  408,760  $   23,352,459
Kansas City Southern, Inc.                            190,950      12,598,881
Union Pacific Corp.                                   670,938      74,742,493
                                                                -------------
                                                                  110,693,833
INFORMATION TECHNOLOGY--28.3%
COMMUNICATIONS EQUIPMENT--4.9%
Juniper Networks, Inc.(1)                           2,115,999      36,395,183
QUALCOMM, Inc.                                      3,291,790     188,652,485
                                                                -------------
                                                                  225,047,668
COMPUTERS & PERIPHERALS--8.9%
Apple, Inc.(1)                                        677,404     391,356,613
SanDisk Corp.(1)                                      495,440      16,200,888
                                                                -------------
                                                                  407,557,501
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Corning, Inc.                                       3,653,663      47,461,082
INTERNET SOFTWARE & SERVICES--4.7%

eBay, Inc.(1)                                       1,998,175      78,308,478
Facebook, Inc., Cl. A(1)                              352,540      10,445,760
Google, Inc., Cl. A(1)                                220,917     128,321,849
                                                                -------------
                                                                  217,076,087
IT SERVICES--3.6%
International Business Machines Corp.                 262,680      50,670,972
Teradata Corp.(1)                                     867,445      57,667,744
Visa, Inc., Cl. A                                     480,509      55,354,637
                                                                -------------
                                                                  163,693,353
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.0%
Broadcom Corp., Cl. A                               1,692,637      54,756,807
Texas Instruments, Inc.                             1,336,740      38,070,355
                                                                -------------
                                                                   92,827,162
SOFTWARE--3.2%
Intuit, Inc.                                        1,014,196      57,028,241
Oracle Corp.                                          263,820       6,983,315
Salesforce.com, Inc.(1)                               224,310      31,093,852
Vmware, Inc., Cl. A(1)                                570,209      53,035,139
                                                                -------------
                                                                  148,140,547
MATERIALS--4.0%
CHEMICALS--4.0%
Ecolab, Inc.                                          909,193      57,470,090
Monsanto Co.                                          606,980      46,858,856
Praxair, Inc.                                         730,715      77,631,162
                                                                -------------
                                                                  181,960,108
                                                                -------------
Total Common Stocks (Cost $3,157,414,878)                       4,527,438,681

                    3 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                         Shares          Value
                                                      ------------  --------------
INVESTMENT COMPANY--1.4%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21% (2,3) (Cost $66,088,827)                          66,088,827  $    66,088,827

TOTAL INVESTMENTS, AT VALUE (COST $3,223,503,705)             99.7%   4,593,527,508
Other Assets Net of Liabilities                                0.3       13,323,410
                                                      ------------  ---------------
Net Assets                                                   100.0% $ 4,606,850,918
                                                      ============  ===============

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                          SHARES          GROSS        GROSS        SHARES
                                                      AUGUST 31, 2011   ADDITIONS    REDUCTIONS  MAY 31, 2012
                                                      ---------------  -----------  -----------  ------------
Oppenheimer Institutional Money Market Fund, Cl. E       50,878,734    510,706,903  495,496,810    66,088,827

                                                          VALUE      INCOME
                                                      ------------  ---------
Oppenheimer Institutional Money Market Fund, Cl. E    $ 66,088,827  $  81,517

3. Rate shown is the 7-day yield as of May 31, 2012.

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

                    4 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                                  STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------------------   -----------------------------------------------------------------------
Corporate debt, government debt, municipal,    Reported trade data, broker-dealer price quotations, benchmark yields,
mortgage-backed and asset-backed securities    issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans                                          Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds                             Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by

                    5 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2012 based on valuation input level:

                                                  LEVEL 2--           LEVEL 3--
                               LEVEL 1--      OTHER SIGNIFICANT      SIGNIFICANT
                           UNADJUSTED QUOTED      OBSERVABLE         UNOBSERVABLE
                                PRICES              INPUTS              INPUTS             VALUE
                           -----------------  -----------------  -------------------  ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary  $   747,666,766    $              --  $                --  $   747,666,766
   Consumer Staples            497,436,906           61,813,837                   --      559,250,743
   Energy                      452,048,053                   --                   --      452,048,053
   Financials                   51,821,015           30,780,004                   --       82,601,019
   Health Care                 507,379,900           53,041,804                   --      560,421,704
   Industrials                 641,686,888                   --                   --      641,686,888
   Information Technology    1,301,803,400                   --                   --    1,301,803,400
   Materials                   181,960,108                   --                   --      181,960,108
Investment Company              66,088,827                   --                   --       66,088,827
                           ---------------    -----------------  -------------------  ---------------
Total Assets               $ 4,447,891,863    $     145,635,645  $                --  $ 4,593,527,508
                           ===============    =================  ===================  ===============

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

                    6 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                           TRANSFERS OUT OF LEVEL 1*  TRANSFERS INTO LEVEL 2*
                           -------------------------  -----------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
    Consumer Staples          $        (53,588,942)    $       53,588,942
    Financials                         (22,709,689)            22,709,689
    Health Care                        (66,565,022)            66,565,022
                              --------------------     ------------------
Total Assets                  $       (142,863,653)    $      142,863,653
                              ====================     ==================

* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

                    7 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $429,985 and $2,620,593, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

                    8 | Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

As of May 31, 2012, the Fund had no outstanding forward contracts.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities       $  3,244,674,213
                                     ================
Gross unrealized appreciation        $  1,458,470,887
Gross unrealized depreciation            (109,617,592)
                                     ----------------
Net unrealized appreciation          $  1,348,853,295
                                     ================

                    9 | Oppenheimer Capital Appreciation Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:   /s/ William F. Glavin, Jr.
      --------------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      --------------------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 7/10/2012


By:   /s/ Brian W. Wixted
      --------------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 7/10/2012